EXHIBIT 10.3.08
AMENDMENT NO. 1
TO
POWER PURCHASE AGREEMENT

THIS AMENDMENT NUMBER ONE, dated as of February 4, 1994, to the Power Purchase Agreement (hereinafter referred to as the "Agreement") entered into as of September 20, 1993 by and between Meridian Middleboro Limited Partnership (a/k/a Meridian Middleboro, L.P.), a Massachusetts limited partnership, having its principal place of business at 101 Federal Street, Suite 1900, Boston, Massachusetts 02110 (hereinafter referred to as "Seller") and Eastern Edison Company, a Massachusetts corporation, having its principal place of business at 110 Mulberry Street, Brockton, Massachusetts 02043 (hereinafter referred to as "Company").

WHEREAS, Seller has asked that the Agreement be amended to permit Seller to secure the Contract Deposit with a cash escrow account or an irrevocable letter of credit, selected at the option of Seller; and

WHEREAS, Company will be fully secured for payment of the Contract Deposit by accepting either a cash escrow account or an irrevocable letter of credit; and

WHEREAS, it is deemed by the parties to be in their mutual interest to amend the Agreement to permit Seller to furnish either a cash escrow account or an irrevocable letter of credit to secure the Contract DePosit.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the parties do hereby agree and bind themselves as follows:

Article 7 of the Agreement is amended by deleting section
7(a) in its entirety and substituting in its place the following new section 7(a):

Article 7. Contract DePosit
(a) Without limiting the damages or remedies available to Company in accordance with this Agreement, Seller shall be liable to pay Company the Contract Deposit amounts
(as shown in Appendix C) in accordance with Articles
5(d), 7(b), (c), (e), and (f) for Cancellation of the
Facility.

To secure such payment of the Contract Deposit, Seller shall furnish Company either an irrevocable letter of credit or a cash escrow account, selected at the option of Seller, as set forth below.

If Seller elects to furnish an irrevocable letter of credit, Seller shall deliver to Company, no later than thirty (30) days after the Effective Date of this Agreement (hereinafter referred to as Contract Deposit
Delivery Date), and thereafter no later than each anniversary date of said contract Deposit Delivery date, up to the Commencement Date of Operation or termination of this Agreement, whichever may first occur, an irrevocable letter of credit in favor of Company as described hereinafter in this Article. Each letter of credit shall be for a term of one (1) year and will be equal to the maximum potential liability that Seller will be required to pay under this Article
7 for Cancellation of the Facility during said year, as calculated pursuant to Articles 5(d), 7(b), (c), (e), and (f), including accumulated interest, and as shown in Appendix C. The accumulated interest shall be calculated based on one million three hundred-eight thousand dollars ($1,308,000), beginning on the Execution Date of this Agreement. Thereafter, interest shall be compounded monthly on the first day of the month following the Execution Date, at the monthly interest rate of seven hundred eighty two thousandths of one percent (0.782%). Such irrevocable letter of credit shall include a provision for a forty-five (45) day advance notice to Company and Seller of any expiration of the letter of credit, and shall designate
Company as beneficiary with authority to draw drafts on the letter of credit for amounts due Company in accordance with Articles 5(d), 7(b), (c), (e), and (f).
In the event Company receives notice from the bank or financial institution that issued the letter of credit that said letter of credit will lapse or will otherwise not be in force, Company may exercise its rights under said letter of credit granted to Company by Seller and also terminate this Agreement; provided, however, that Company must first give written notice, of any such action and permit Seller five (5) business days to extend the term of said letter of credit, or to secure a replacement letter of credit that is satisfactory to Company.

If Seller elects to furnish a cash escrow account, Seller shall establish by no later than one (1) business day following the receipt of a fully executed escrow agreement an interest bearing escrow account
(hereinafter referred to as "Escrow Account") with a banking institution reasonably acceptable to Company and shall have deposited therein funds in an amount no less than one hundred thirty-five thousand five hundred eighteen dollars ($135,518.00). The Escrow Account shall be established for the benefit of Company in the event of Cancellation of the Facility. At least five (5) business days prior to the first day of each month, beginning five
(5) business days prior to March 1, 1994, Seller shall maintain on deposit in the Escrow Account an amount equal to the maximum potential liability that Seller will be required to pay under this Article 7 for Cancellation of the Facility during the following month, as calculated pursuant to Articles 5(d), 7(b), (c), (e) and (f), including accumulated interest, as shown in Appendix C. Seller may, at any time and from time to time, withdraw from the Escrow Account any amounts in excess of the Contract Deposit.
Seller may at any time elect to substitute a letter of credit for an Escrow Account or an Escrow Account for a letter of credit to secure the Contract Deposit, provided that Company shall receive notice of such substitution at least five (5) business days in advance thereof and provided further that at no point in time shall Seller fail to fully secure the Contract Deposit. Upon the substitution of a letter of credit for the Escrow Account, Company shall promptly release all funds in the Escrow Account to Seller.

Except as expressly amended, the terms of the Agreement are unchanged and the Agreement is in all other respects ratified and confirmed.

This Amendment and the Agreement shall be binding upon the parties hereto, their successors and assigns.

Unless specifically stated otherwise, the terms used herein shall have the same meaning as set forth in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

EASTERN EDISON COMPANY ("Company"):


By:                               Date: February 14, 1994
    John D. Carney, President


Meridian Middleboro Limited Partnership
("SELLER")


By:                            Date: February 4, 1994
   William F. Quinn, President
   Meridian Middleboro Corporation
   General Partner

ESCROW AGREEMENT
AGREEMENT made this 4 day of February, 1994, by and among Meridian Middleboro Limited Partnership (a/k/a Meridian Middleboro, L.P.), of 101 Federal Street, Boston, Massachusetts 02110 ("Meridian"), Eastern Edison Company, of 110 Mulberry Street, Brockton, Massachusetts 02043 ("EECO"), and Shawmut
Bank, N.A. of One Federal Street, Boston, Massachusetts 02110 (the "Bank" or "Escrow Agent").
WHEREAS, pursuant to a Power Purchase Agreement, dated
September 30, 1993 between Meridian and EECO, as amended (the "Purchase Agreement"), Meridian has agreed to construct and operate a cogeneration facility and to sell the electricity generated at the facility to EECO; and WHEREAS, it is a condition of the Purchase Agreement that collateral security be provided by Meridian to EECO to secure the payment of the Contract Deposit (as defined in the Purchase Agreement) and EECO has agreed that such collateral may be provided by Meridian by the payment of cash into an escrow account as provided herein; and
WHEREAS, Meridian and EECO wish to establish a method for disbursement of the escrowed funds to the parties entitled thereto; and
WHEREAS, the Bank hereby agrees to act as Escrow Agent to receive and pay said funds as is hereinafter provided.
NOW T~EREFORE, it is agreed by the parties hereto that the Bank will act as Escrow Agent in connection with said Purchase Agreement upon the following terms and conditions:

1. The Bank hereby agrees to receive and hold all funds deposited with the Bank pursuant hereto including, without limi-tation, interest earned thereon until distributed by the Bank as set forth below (the "Escrowed Funds") in accordance with the terms and conditions hereof, and to deliver said funds upon the performance of the conditions hereinafter set forth. Meridian and EECO confirm that the initial deposit in the Escrow Account shall be $135,518 and that incremental deposits shall be made to the Escrow Account by Meridian in accordance with the terms of the Purchase Agreement in the amounts set forth on the column (H) of the Appendix C to the Purchase Agreement which is attached hereto.
2. The Bank shall deposit the Escrowed Funds in a segre-gated interest bearing account at the Bank (the "Account"). The Escrowed Funds shall be held in trust by the Bank, as agent for, and for the benefit of Meridian and EECO, subject to the terms of this Agreement.
3. Unless otherwise directed by the written instructions of Meridian, the Escrow Agent shall invest the Escrow Funds only in direct, short term obligations of the United States Government, or negotiable certificates of deposits of the Bank. The income of the Escrowed Funds during the term of this Agreement shall be attributable to Meridian for tax purposes for each year and shall be distributed by the Escrow Agent to Meridian periodically on written request to the Bank, copied to EECO, provided that at no time shall any such distribution result in the amount of Escrowed Funds being less than the amount required for such period as set forth in column (H) to the Appendix C to the Purchase Agreement attached hereto.
4. The Bank shall pay all or a portion of the Escrowed
Funds to EECO upon receipt of the following:
(a) A Letter of Demand dated the date of the request signed by an Officer of EECO or Montaup Electric
Company in the form of Attachment I hereto, and
(b) A copy of a letter informing Meridian of EECO's intent to make a claim under this Escrow Agreement and showing the amount due and owing of such claim addressed as follows: Meridian Middleboro Limited
Partnership, 101 Federal Street, Suite l900,
Boston, MA 02110, along with a copy of the receipt evidencing receipt of such letter by Meridian at least two (2) business days prior to the date of receipt by Bank of the Letter of Demand.
5. In the event that no demand is made by EECO or Montaup Electric Company in accordance with Section 4 above, the Bank shall pay all or such portion of the Escrowed Funds to EECO and/or Meridian upon receipt of joint written instructions of EECO and Meridian that such funds may be paid or upon the receipt of a final order, decree or judgment of a court of competent jurisdiction, the time for perfection of an appeal of such order, decree or judgment having expired. Such instructions or order shall specify the amount to be paid to each party, as well as the method of payment. Upon distribution of all of the Escrowed
Funds in accordance herewith, this Agreement and the parties'

obligations hereunder (except as set forth in Section 9 below) shall terminate.
6. The Bank shall not be required to take notice of any terms of any other agreement or any rights claimed with respect to the Escrowed Funds unless expressly stated in writing herein.
7. Meridian agrees to pay the Bank a $500 Escrow Agent fee upon signing of this Agreement. In addition, Meridian agrees to pay the Bank a $500 annual administration fee on each anniversary of the date hereof. Any legal fees incurred by the Bank in connection with the resolution of any claim by any party hereunder shall be billed to and paid by Meridian, which legal fees are in addition to the escrow and administration fees described above. All fees of the Bank for its services hereunder and for legal services shall be payable promptly by Meridian in accordance with this Section 7.
8. In performing any of its duties hereunder the Bank shall not incur any liability to anyone for any damages, losses, or expenses except for Bank's gross negligence or wilful misconduct and Bank shall accordingly not incur any such liability with respect to (i) any action taken or omitted in good faith upon advice of its counsel given with respect to any question relating to the duties and responsibilities of the Bank under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including the written advice provided for herein, not only as to such instrument's due execution and the validity and effectiveness of such instrument's provisions but also as to the truth and accuracy of any information contained therein, which the Bank shall, in good faith, believe to be genuine, to have been signed or presented by a proper person or persons and to conform with the provisions of this Agreement.
9. Meridian hereby agrees to indemnify and hold harmless the Bank against any and all losses, claims, damages, liabilities and expenses, including reasonable counsel fees and disbursements, which may be imposed upon the Bank or incurred by the Bank in connection with its acceptance of appointment as Escrow Agent hereunder or the performance of its duties hereunder, including any litigation arising from this Agreement or involving the subject matter hereof or the funds deposited hereunder. Such indemnification shall survive the termination of this Agreement or the resignation of the Escrow Agent.
10. The Bank may at any time resign as Escrow Agent here-under by giving thirty (30) days prior written notice of resig-nation to EECO and Meridian. Prior to the effective date of the resignation of Escrow Agent as specified in such notice, EECO and Meridian will issue to the Bank a written instruction authorizing redelivery of the Escrowed Funds to a bank or trust company that they select. Such bank or trust company shall have a principal office in Boston, Massachusetts, and shall have capital, surplus and undivided profits in excess of $50,000,000. If no successor Escrow Agent is named by EECO and Meridian, the Bank may appoint a successor Escrow Agent satisfying the foregoing conditions or apply to a court of competent jurisdiction for appointment of a successor Escrow Agent provided that any successor Escrow Agent shall be subject to the terms of this Agreement.

- -- 5 --

11. It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrowed Funds, or should any claim be made upon the Escrowed Funds by a third party, upon the Bank's receipt of written notice of such dispute or claim by one of the parties hereto or by a third party, the Bank is authorized and directed to retain in its possession as custodian without liability to anyone the remaining principal balance of the Escrowed Funds until such dispute shall have been settled either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a court of competent jurisdiction, the time for perfection of an appeal of such order, decree or judgment having expired; provided, however, that notwithstanding the foregoing the Bank shall honor a request by EECO or Montaup Electric Company under Section 4 hereof and shall be fully protected in doing so as provided in this Agreement.
The Bank may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrowed Funds.
12. Any notice permitted or required hereunder shall be in writing and shall be deemed to have been duly given or made when delivered by certified or registered mail, postage prepaid, return receipt requested, to the parties at their respective addresses set forth below or to such other address as they may hereafter designate:

If to EECO:     Eastern Edison Company
        Attention: c/o EUA Service Company
        750 West Center Street
        P.O. Box 543
        West Bridgewater, MA 02379

If to Meridian: Meridian Middleboro Limited Partnership
101 Federal Street, Suite 1900
Boston, MA 02110
Attention: President

If to the Bank: Shawmut Bank, N.A.
One Federal Street
Boston, MA 02110
Attention: Charles Dooley,
Vice President
13. This Agreement may not be altered or modified without the express written consent of the parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Agreement, unless such waiver is specified in writing by the party making such waiver, and then only to the extent so specified. A waiver of any of the terms and conditions of this Agreement on one occasion shall not consti-tute a waiver of the other terms of this Agreement, or of such terms and conditions on any other occasion.
14. This Agreement shall be binding upon the respective parties hereto and their successors and assigns.
15. This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts.
16. The Bank shall have no tax reporting duty with respect to the Escrow Agreement. Meridian agrees to supply the Bank with the name, address, and social security number or taxpayer identification number for itself and to provide to the Bank a statement as to whether it is subject to back-up withholding.

IN WITNESS WHEREOF, the parties hereto have caused this

Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

EASTERN EDISON COMPANY

By
MERIDIAN MIDDLEBORO LIMITED PARTNERSHIP
By: Meridian Middleboro
Corporation
general partner




By
SHAWMUT BANK, N.A., as Escrow Agent

By:


ATTACHMENT I

Letter of Demand Format

(Date)

Shawmut Bank, N.A.
One Federal Street
Boston MA 02110

RE: Escrow Agreement Dated February _, 1994 for Escrow
Account No.

Meridian Middleboro, L.P. is liable to Eastern Edison Company or Montaup Electric Company for ($ amount), US$ which represents the Contract Deposit and/or accumulated interest computed pursuant to the Power Purchase Agreement between Meridian Middleboro Limited Partnership and Eastern Edison Company dated September 20, 1993, as amended (the "Purchase Agreement").

A demand for payment of the amount due and owing under the Agreement has been sent to Meridian Middleboro Limited Partnership, 101 Federal Street, Suite 1900, Boston, MA 02110,
Attn: President, by telegram, recognized overnight courier service, or certified mail return receipt requested, and more than two (2) business days have passed after receipt by Meridian Middleboro Limited Partnership of such demand.

Meridian Middleboro Limited Partnership has not previously paid
Eastern Edison Company or Montaup Electric Company the amount set forth above.

The condition that has occurred as set forth in the referenced
Article of the Purchase Agreement is (state the applicable conditions):

As a result of the foregoing condition, we hereby demand
payment of (state $ amount), US$         under the Escrow
Agreement dated February _, 1994.

For and on behalf of:

Eastern Edison Company or Montaup Electric Company

By:

Its:

Title: (Authorized Officer of Eastern Edison Company or Montaup Electric Company)



- - 10 -

     SCHEDULE Of CONTRACT DEPOSIT BALANCE AND ACCRUED INTEREST          APPENDIX
                                                                        Page 1

  POWER PURCHASE AGREEMENT BETWEEN MERIDIAN MIDDLEBORO, L.P.
                AND EASTERN EDISON COMPANY

                    20 Year Contract Term-Commencement: 01/01/01 thru 01/01/03
                       Proposed Unit In-Service Date:   01-01-01
   -    See note (a) Execution Date:    09-20-93
        See note (b) Contract Deposit Delivery Date:
                       30 days after Effective Date
                       Interest Rate:   9.80% Annual
                       Contract Deposit:        $1,308,000



                           (A)      (B)      (C)          (D)           (E)        (F)         (G)         (H)
         Project                                     # Days between    # Days              Cumulative  Total Draw-
       Cancellation/     Monthly                      9-20-93 and      between   Principal  Interest   ing Available
        Missed Mile-    Interest Interest            Cancel./Missed  9-20-93 and  entitled  Entitled   Under Letter
  Note  stone Date        Rate    Earned   End Bal.   Milestone Date   1-1-01       to        to        of Credit           _

        09-20-93        0.782%  $0       $1,308,000                                     $O        $0             $0
        10-01-93        0.782%  $3,751   $1,311,751             11       2660       $5,409    $3,751         $9,160
        11-01-93        0.782%  $10 260  $1 322 011             42       2660      $20,653   $14,011        $34,663
        12-01-93        0.782%  $10 340  $1 332 351             72       2660      $35,405   $24,351        $59,755
        01-01-94        0.782%  $10,421  $1,342,771            103       2660      $50,648   $34,771        $85,419
        02-01-94        0.782%  $10,502  $1,353,273            134       2660      $65,892   $45,273       $111,165
        03-01-94        0.782%  $10,584  $1,363,858            162       2660      $79,660   $55,858       $135,518
        04-01-94        0.782%  $10,667  $1,374,525            193       2660      $94,904   $66,525       $161,429
        05-01-94        0.782%  $10,751  $1,385,275            223       2660     $109,656   $77,275       $186,931
        06-01-94        0.782%  $10,835  $1,396,110            254       2660     $124,899   $88,110       $213,009
        07-01-94        0.782%  $10,919  $1,407,029            284       2660     $139,651   $99,029       $238,681
        08-01-94        0.782%  $11,005  $1,418,034            315       2660     $154,895  $110,034       $264,929
        09-01-94        0.782%  $11,091  $1,429,125            346       2660     $170,138  $121,125       $291,263
        10-01-94        0.782%  $11,178  $1,440,303            376       2660     $184,890  $132,303       $317,193
        11-01-94        0.782%  $11,265  $1,451,568            407       2660     $200,134  $143,568       $343,702
        12-01-94        0.782%  $11,353  $1,462,921            437       2660     $214,886  $154,921       $369,807
        01-O1-95        0.782%  $11,442  $1,474,363            468       2660     $230,129  $166,363       $396,492
        02-01-95        0.782%  $11,531  $1,485,894            499       2660     $245,373  $177,894       $423,267
        03-01-95        0.782%  $11,622  $1,497,516            527       2660     $259,141  $189,516       $448,657
        04-01-95        0.782%  $11,713  $1,509,228            558       2660     $274,385  $201,228       $475,613
        05-01-95        0.782%  $11,804  $1,521,032            588       2660     $289,137  $213,032       $502,169
        06-01-95        0.782%  $11,896  $1,532,929            619       2660     $304,380  $224,929       $529,309
        07-01-95        0.782%  $11,989  $1,544,918            649       2660     $319,132  $236,918       $S56,051
        08-01-95        0.782%  $12,083  $1,557,002            680       2660     $334,376  $249,002       $583,378
        09-01-95        0.782%  $12,178  $1,569,179            711       2660     $349,620  $261,179       $610,799
        10-01-95        0.782%  $12,273  $1,581,452            741       2660     $364,371  $273,452       $637,824
        11-01-95        0.782%  $12,369  $1,593,821            772       2660     $379,615  $285,821       $665,436
        12-01-95        0.782%  $12,466  $1,606,287            802       2660     $394,367  $298,287       $692,654
        01-01-96        0.782%  $12,563  $1,618,850            833       2660     $409,611  $310,850       $720,461
        02-01-96        0.782%  $12,661  $1,631,512            864       2660     $424,854  $323,512       $748,366
        03-01-96        0.782%  $12,761  $1,644,272            893       2660     $439,114  $336,272       $775,387
        04-01-96        0.782%  $12,860  $1,657,133            924       2560     $454,358  $349,133       $803,491
        05-01-96        0.782%  $12,961  $1,670,094            954       2660     $469,110  $362,094       $831,203
        06-01-96        0.782%  $13,062  $1,683,156            985       2660     $484,353  $375,156       $859,509
        07-01-96        0.782%  $13,164  $1,696,320           1015       2660     $499,105  $388,320       $887,426
        08-01-96        0.782%  $13,267  $1,709,588           1046       2660     $S14,349  $401,588       $915,937
        09-01-96        0.782%  $13,371  $1,722,959           1077       2660     $529,592  $414,959       $944,551
        10-01-96        0.782%  $13,476  $1,736,435           1107       2660     $544,344  $428,435       $972,779
        11-01-96        0.782%  $13,581  $1,750,016           1138       2660     $559,588  $442,016     $1,001,604
        12-01-96        0.782%  $13,687  $1,763,703           1168       2660     $574,340  $455,703     $1,030,043



                                                                                                        Page 2


                           (A)      (B)      (C)          (D)           (E)        (F)         (G)         (H)
         Project                                     # Days between    # Days              Cumulative  Total Draw-
       Cancellation/     Monthly                      9-20-93 and      between   Principal  Interest   ing Available
        Missed Mile-    Interest Interest            Cancel./Missed  9-20-93 and  entitled  Entitled   Under Letter
  Note  stone Date        Rate    Earned   End Bal.   Milestone Date   1-1-01       to        to        of Credit           _

        01-01-97        0.782%  $13,794  $1,777,498           1199       2660    $589,583   $469,498    $1,059,081
        02-01-97        0.782%  $13,502  $1,791,400           1230       2660    $604,827   $483,400    $l,088,227
        03-01-97        0.782%  $14,011  $1,805,411           1258       2660    $618,595   $497,411    $1,116,007
        04-01-97        0.782%  $14,121  $1,819,532           1289       2660    $633,839   $511,532    $1,145,371
        05-01-97        0.782%  $14,231  $1,833,763           1319       2660    $648,591   $525,763    $1,174,354
        06-01-97        0.782%  $14,342  $1,848,105           1350       2660    $663,835   $540,105    $1,203,940
        07-01-97        0.782%  $14,455  $1,862,560           1380       2660    $678,586   $554,560    $1,233,146
        08-01-97        0.782%  $14,568  $1,877,127           1411       2660    $693,830   $569,127    $1,262,957
        09-01-97        0.782%  $14,682  $1,391,309           1442       2660    $709,074   $583,809    $1,292,883
        10-01-97        0.782%  $14,796  $1,906,605           1472       2660    $723,826   $598,605    $1,322,431
        11-01-97        0.782%  $14,912  $1,921,517           1503       2660    $739,069   $613,517    $1,352,587
        12-01-97        0.782%  $15,029  $1,936,546           1533       2660    $753,821   $628,546    $1,382,367
        01-01-98        0.782%  $15,146  $1,951,692           1564       2660    $769,065   $643,692    $1,412,757
        02-01-98        0.782%  $15,265  $1,966,957           1595       2660    $784,308   $658,957    $1,443,265
        03-01-98        0.782%  $15,384  $1,982,341           1623       2660    $798,077   $674,341    $1,472,418
        04-01-98        0.782%  $15,504  $1,997,846           1654       2660    $813,320   $689,846    $1,503,166
        05-01-98        0.782%  $15,626  $2,013,472           1684       2660    $828,072   $705,472    $1,553,544
        06-01-98        0.782%  $15,748  $2,029,219           1715       2660    $843,316   $721,219    $1,564,535
        07-01-98        0.782%  $15,371  $2,045,091           1745       2660    $858,068   $737,091    $1,595,158
        08-01-98        0.782%  $15,795  $2,061,086           1776       2660    $873,311   $753,086    $1,626,397
        09-01-98        0.782%  $16,120  $2,077,206           1807       2660    $888,555   $769,206    $1,657,761
        10-01-98        0.782%  $16,246  $2,093,453           1837       2660    $903,307   $785,453    $1,688,759
        11-01-98        0.782%  $16,373  $2,109,826           1868       2660    $918,550   $801,826    $1,720,376
        12-01-98        0.782%  $16,502  $2,126,328           1898       2660    $933,302   $818,328    $1,751,630
        01-01-99        0.782%  $16,631  $2,142,958           1929       2660    $948,546   $834,958    $1,783,504
        0Z-01-99        0.782%  $16,761  $2,159,719           1960       2660    $963,789   $851,719    $1,815,508
        03-01-99        0.782%  $16,892  $2,176,611           1988       2660    $977,558   $868,611    $1,846,169
        04-01-99        0.782%  $17,024  $2,193,635           2019       2660    $992,802   $885,635    $1,878,436
        05-01-99        0.782%  $17,157  $2,210,792           2049       2660    $1,007,553 $902,792    $1,910,345
        06-01-99        0.782%  $17,291  $2,228,083           2080       2660    $1,022,797 $920,083    $1,942,880
        07-01-99        0.782%  $17,426  $2,245,509           2110       2660    $1,037,549 $937,509    $1,975,058
        08-01-99        0.732%  $17,563  $2,263,072           2141       2660    $1,052,792 $955,072    $2,007,865
        09-01-99        0.782%  $17,700  $2,280,772           2172       2660    $1,068,036 $972,772    $2,040,308
        10-01-99        0.782%  $17,839  $2,298,611           2202       2660    $1,082,788 $990,611    $2,073,399
        11-01-99        0.782%  $17,978  $2,316,589           2233       2660    $1,098,032 $1,008,589  $2,106,621
        12-01-99        0.782%  $18,119  $2,334,708           2263       2660    $1,112,783 $1,026,708  $2,139,491
(1-a)   01-01-00        0.782%  $18,260  $2,352,968           2294       2660    $1,128,027 $l,044,968  $2,172,995
        02-01-00        0.782%  $18,403  $2,371,371           2325       2660    $1,143,271 $1,063,371  $2,706,642
        03-01-00        0.782%  $18,547  $2,389,919           2354       2660    $1,157,531 $1,081,919  $2,239,449
        04-01-00        0.782%  $18,692  $2,408,611           2385       2660    $1,172,774 $1,100,611  $2,273,385
        05-01-00        0.782%  $18,838  $2,427,449           2415       2660    $1,187,526 $1,119,449  $2,306,976
(1-b)   06-01-00        0.782%  $18,986  $2,446,435           2446       2660    $1,202,770 $1,138,435  $2,341,205
        07-01-00        0.782%  $19,134  $2,465,569           2476       2660    $1,217,522 $1,157,569  $2,375,091
        08-01-00        0.782%  $19,284  $2,484,853           2507       2660    $1,232,765 $1,176,853  $2,409,619
        09-01-00        0.782%  $19,435  $2,504,288           2538       2660    $1,248,009 $1,196,288  $2,444,Z97
        10-01-00        0.782%  $19,587  $2,523,875           2568       2660    $1,262,761 $1,215,875  $2,478,636
        11-01-00        0.782%  $19,740  $2,543,615           2599       2660    $1,278,005 $1,235,615  $2,513,619
        12-01-00        0.782%  $19,894  $2,563,509           2629       2660    $l,292,756 $l,255,509  $2,548,266



                                                                                                       Page 3

(A)      (B)      (C)          (D)           (E)        (F)         (G)         (H)
         Project                                     # Days between    # Days              Cumulative  Total Draw-
       Cancellation/     Monthly                      9-20-93 and      between   Principal  Interest   ing Available
        Missed Mile-    Interest Interest            Cancel./Missed  9-20-93 and  entitled  Entitled   Under Letter
  Note  stone Date        Rate    Earned   End Bal.   Milestone Date   1-1-01       to        to        of Credit           _

(1-c),(3) 01-01-01      0.782%  $20,050   $2,583,559      2660          2660    $1,308,000  $1,275,559  $2,583,559
(2)     02-01-01        0.782%  $20,207   $2,603,766      2691          2660    $1,308,000  $1,295,766  $2,603,766
        03-01-01        0.782%  $20,365   $2,624,131      2719          2660    $1,308,000  $1,316,131  $2,624,131
        04-01-01        0.782%  $20,524   $2,644,655      2750          2660    $1,308,000  $1,336,655  $2,644,655
        05-01-01        0.782%  $20,685   $2,665,339      2780          2660    $1,308,000  $1,357,339  $2,665,339
        06-01-01        0.782%  $2O,846   $2,686,186      2811          2660    $1,308,000  $1,378,186  $2,686,186
        07-01-01        0.782%. $21,009   $2,707,195      2841          2660    $1,308,000  $1,399,195  $2,707,195
        08-01-01        0.782%  $21,174   $2,728,369      2872          2660    $1,308,000  $1,420,369  $2,728,369
        09-01-01        0.782%  $21,339   $2,749,708      2903          2660    $1,308,000  $1,441,708  $2,749,708
        10-01-01        0.782%  $21,506   $2,771,215      2933          2660    $1,308,000  $1,463,215  $2,771,215
        11-01-01        0.782%  S21,674   $2,792,889      2964          2660    $1,308,000  $1,484,889  $2,792,889
        12-01-01        0.782%  $21,844   $2,814,733      2994          2660    $1,308,000  $1,506,733  $2,814,733
(1-d),(4)01-01-02       0.782%  $22,015   $2,836,748      3025          2660    $1,308,000  $1,528,748  $2,836,748
        02-01-02        0.782%  $22,187   S2,858,935      3056          2660    $1,308,000  $1,550,935  $2,858,935
        03-01-02        0.782%  $22,361   $2,881,295      3084          2660    $1,308,000  $1,573,295  $2,881,295
        04-01-02        0.782%  $22,535   $2,903,831      3115          2660    $1,308,000  $1,595,831  $2,903,831
        05-01-02        0.782%  $22,712   $2,926,543      3145          2660    $1,308,000  $1,618,543  $2,926,543
        06-01-02        0.782%  $22,289   $2,949,432      3176          2660    $1,308,000  $1,641,432  $2,949,432
        07-01-02        0.782%  $23,068   $2,972,500      3206          2660    $1,308,000  $1,664,500  $2,972l500
        08-01-02        0.782%  $23,249   $2,995,749      3237          2660    $1,308,000  $1,687,749  $2,995,749
        09-01-02        0.782%  $23,431   $3,019,180      3268          2660    $1,308,000  $1,711,180  $3,019,180
        10-01-02        0 782%  $23,614   $3,042,794      3298          2660    $1,308,000  $1,734,794  $3,042,794
        11-01-02        0.782%  $23,799   $3,066,592      3329          2660    $1,308,000  $1,758,592  $3,066,592
        12-01-02        0.782%  $23,985   $3,090,577      3359          2660    $1,308,000  $1,782,577  $3,090,577
(1-e),(5)01-01-03       0.782%  $24,172   $3,114,749      3390          2660    $1,308,000  $1,806,749  $3,114,749


Note (a) Interest begins to accrue as of the Execution Date.
Note (b) Effective Date is the date the contract is approved by M.D.P.U.

DEFINITIONS OF COLUMNS:

(A) ((1+ 9.8%) to the 1/12 power) minus 1. 9.8% is agreed upon rate between the parties.
Compounding of interest begins on the Execution Date.
(3) Prior period ending balance (Col.C) x Current period Col. A.
(C) Prior period Col. C + Current period Col. 3.
(D) This assumes cancellation or missed milestone date occurs on the first day of the month.
Must be recalculated based on actual cancellation or missed milestone date.
(E) Total Time between Execution Date and Proposed In-Service Date.
(F) $1,308,000 x (ratio of Col. D to Col. E)
(G) Cumulative Col. 3
(H) Col. F l Col. G

MERIDIAN MIDDLEBORO LIMITED PARTNERSHIP
101 FEDERAL STREET
BOSTON, MA 02110

Eastern Edison Company
110 Mulberry Street
Brockton, MA 02043

February 4 , 1994

Re: Power Purchase Agreement, dated September 20, 1993, as amended (the "Purchase Agreement")

Gentlemen:

This letter is to advise you of and to confirm your consent, in accordance with Article 16(d) of the Purchase Agreement, to the grant by Meridian Middleboro Limited Partnership (a/k/a Meridian Middleboro, L.P.) ("Seller") to Genesis Energy Financial, Inc. of Needham, Massachusetts ("Genesis") of a security interest in and collateral assignment of its interest in the Purchase Agreement and that certain Escrow Agreement, of even date, among Seller, Shawmut Bank, N.A. and you. This action is necessary for Seller to obtain development financing for the Facility from Genesis. Please acknowledge your consent by countersigning this letter and returning it to the undersigned. Thank you.
Sincerely,

MERIDIAN MIDDLEBORO
LIMITED PARTNERSHIP

By:
William Quinn, President
Meridian Middleboro Corporation,
general partner





Acknowledged:

EASTERN EDISON COMPANY

By